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                                                                    EXHIBIT 24.4

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in the Registration Statement of TearDrop Golf Company on Form SB-2 of our report dated September 28, 1996 except for Note 13 as to which the date is November 13, 1996 on the financial statements of TearDrop Golf Company, and to the reference to our firm under the caption "Experts" in such Prospectus.

                                          ROTHSTEIN, KASS & COMPANY, P.C.


Roseland, New Jersey
December 17, 1996